                                                                    Exhibit 10.1

                                                                  Execution Copy

                         Securities Purchase Agreement

          Securities Purchase Agreement (as amended at any time, this "Agreement"), dated as of June 22, 2001, between SafeScience, Inc., a Nevada
 ---------
corporation (the "Company"), and Elan International Services, Ltd., a Bermuda
                  -------
exempted limited liability company ("EIS").
                                     ---

                               R E C I T A L S:

          A. The Company desires to issue and sell to EIS, and EIS desires to purchase from the Company, on the date hereof, (i) 4,944.44 shares of a newly-created series of the Company's preferred stock, par value U.S.$.01 per share, designated "Series A Convertible Exchangeable Preferred Stock" (the "Series A
                                                                     --------
Preferred Stock"), (ii) 1,116.79 shares of a newly-created series of the
---------------
Company's preferred stock, par value U.S.$.01 per share, designated the "Series C Convertible Preferred Stock" (the "Series C Preferred Stock"), (iii) 2.7
                                     ------------------------
million shares of the Company's common stock, par value U.S.$.01 per share (the "Common Stock"), and (iv) a warrant, in a form reasonably satisfactory to the
 ------------
Company and EIS(as amended at any time, the "Warrant"), to purchase initially up
                                             -------
to 381,679 shares of Common Stock. In addition, the Company may issue to EIS from time to time in accordance with the terms hereof up to 5,654.1176 shares of a newly-created series of the Company's preferred stock, par value U.S.$.01 per share, designated the Series B Convertible Preferred Stock" (the "Series B
                                                                  --------
Preferred Stock"; together with the Series A Preferred Stock and the Series C
---------------
Preferred Stock, the "Preferred Stock"; and together with the Common Stock and
                      ---------------
the Warrant, the "Securities").  The rights, preferences and privileges of the
                  ----------
Preferred Stock are as set forth in the Company's Certificate of Designations, Preferences and Rights, in the form attached hereto as Exhibit A-1 (the
                                                       -----------
"Certificate of Designations").
 ---------------------------

          B. The Company and EIS have formed SafeScience Newco, Ltd., an exempted limited liability company organized under the laws of Bermuda ("Newco"), and pursuant to the terms of a Subscription, Joint Development and
  -----
Operating Agreement, dated as of the date hereof (as amended at any time, the "JDOA"), simultaneously with the transactions contemplated by this Agreement to
 ----
occur on the Initial Closing Date (as defined below): (i) the Company shall acquire 6,000 voting common shares of Newco, par value U.S.$1.00 per share (the "Newco Common Shares"), representing 100% of the issued and outstanding Newco
 -------------------
Common Shares and, on a fully-diluted basis, 50% of the aggregate outstanding Newco Shares (as defined below), and 3,612 non-voting convertible preference shares of Newco, par value of U.S.$1.00 per share (the "Newco Preferred Shares";
                                                        ----------------------
together with the Newco Common Shares, the "Newco Shares"), representing 60.2%
                                            ------------
of the issued and outstanding Newco Preferred Shares and, on a fully-diluted basis, 80.1% of the aggregate outstanding Newco Shares, and (ii) EIS shall acquire 2,388 Newco Preferred Shares, representing 39.8% of the issued and outstanding Newco Preferred Shares and, on a fully-diluted basis, 19.9% of the aggregate outstanding Newco Shares. Additionally, as of the date hereof, Newco has entered into license agreements with (a) Elan

(such agreement, as amended at any time, the "Elan License Agreement") and (b)
                                              ----------------------
the Company (such agreement, as amended at any time, the "Company License
                                                          ---------------
Agreement"; together with the Elan License Agreement, the "License Agreements").
---------                                                  ------------------

          C. The Company and EIS are executing and delivering on the date hereof a Registration Rights Agreement, in a form reasonably satisfactory to the Company and EIS (as amended at any time, the "Company Registration Rights
                                              ---------------------------
Agreement"), in respect of (i) the Common Stock issued and purchased hereunder,
---------
the Common Stock issued or issuable upon conversion of the Preferred Stock or exercise of all or any portion of the Warrant and (ii) any other Common Stock owned by EIS or any of its affiliates or their respective permitted transferees. The Company, EIS and Newco are also executing and delivering on the date hereof a Registration Rights Agreement, in a form reasonably satisfactory to the Company and EIS (as amended at any time, the "Newco Registration Rights
                                              -------------------------
Agreement").  This Agreement, the Certificate of Designations, the Warrant, the
---------
JDOA, the Company Registration Rights Agreement, the Newco Registration Rights Agreement, the License Agreements and each other document or instrument executed and delivered in connection with the transactions contemplated hereby and by the JDOA are referred to, collectively, herein as the "Transaction Documents".
                                                   ---------------------

                               A G R E E M E N T:

          In consideration of the foregoing premises and the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          SECTION 1.  Closing.
                      -------

          (a)  Time and Place.  The closing of the Initial Purchase (as defined
               --------------
below) (the "Initial Closing") shall occur the first business day that is at
             ---------------
least 11 days after the mailing by the Company of a letter to its stockholders regarding its exemption from stockholder approval for the execution of this Agreement and the consummation of the transactions contemplated hereby or such other date as mutually agreed by the Parties (the "Initial Closing Date"). The
                                                   --------------------
funding of each purchase of shares of Series B Preferred Stock (each, a "P.S.
                                                                         ----
Closing") shall occur on such dates as set forth in Section 1(e) (each, a "P.S.
-------                                                                    ----
Closing Date").  The Initial Closing and each P.S. Closing individually are
------------
referred to herein as a "Closing", and the Initial Closing Date and each P.S.
                         -------
Closing Date individually are referred to herein as a "Closing Date".  The
                                                       ------------
Initial Closing shall be held at the offices of Reitler Brown LLC, 800 Third Avenue, New York, New York 10022 (by means of facsimile or overnight mail) and each P.S. Closing shall be a "paper closing" by means of facsimile or as otherwise agreed by the parties.

          (b)  Sale and Purchase.  At the Initial Closing, subject to the terms
               -----------------
and conditions hereof, the Company shall issue and sell to EIS, and EIS shall purchase from the Company, (i) 4,944.44 shares of Series A Preferred Stock, (ii)
2.7 million shares of Common Stock, (iii) 1,116.79 shares of Series C Preferred Stock and (iv) the Warrant (the "Initial Purchase").
                                 ----------------

          (c)  Purchase Price.  The aggregate purchase price for the Initial
               --------------
Purchase shall be U.S.$17.015 million (the "Initial Purchase Price"),
                                            ----------------------
U.S.$12.015 million of which represents the purchase price for the 4,944.44 shares of Series A Preferred Stock, and U.S.$5 million of which represents the purchase price for the 2.7 million shares of Common Stock and 1,116.79 shares of Series C Preferred Stock and the Warrant.

          (d)  Initial Closing Delivery.  On or before the Initial Closing Date,
               ------------------------
subject to the terms and conditions hereof:

               (i) EIS shall pay the Initial Purchase Price by wire transfer of U.S.$17.015 million to an account designated in writing by the Company;

               (ii) EIS shall execute and deliver or cause to be executed and delivered to the Company: (A) the Company Registration Rights Agreement,
     (B) the Newco Registration Rights Agreement, (C) the JDOA, and (D) the Elan License Agreement;

               (iii) the Company shall execute and deliver or cause to be executed and delivered to EIS, as applicable: (A) certificates representing 4,944.44 shares of Series A Preferred Stock, 2.7 million shares of Common Stock and 1,116.79 shares of Series C Preferred Stock, (B) the Warrant, (C) the Company Registration Rights Agreement, (D) the Newco Registration Rights Agreement, (E) the Certificate of Designations as filed with the Secretary of State of the State of Nevada, (F) the JDOA, (G) the Company License Agreement, (H) the pledged shares including the Stock Powers executed pursuant to Section 7 hereof, (I) a customary secretary's certificate from the secretary of the Company, including a certificate as to the incumbency of the officers of the Company executing any of the Transaction Documents, (J) the Cross Receipt, and (K) any other documents or instruments reasonably requested by EIS; and

               (iv) the Company shall cause to be delivered to EIS an opinion of counsel in a form reasonably satisfactory to EIS.

               (v) the Company shall cause to be delivered to EIS, the delivery of which shall be a condition to EIS's obligations hereunder, a letter from Nasdaq confirming to the Company that the approval of the Company's stockholders is not required to consummate the transactions contemplated by this Agreement.

          (e)  Series B Preferred Stock Purchases.  It is estimated that Newco
               ----------------------------------
will require additional funds to commence development of Newco's products. Within the period commencing on the Initial Closing Date and ending on the second year anniversary of the Initial Closing Date (the "Development Period"),
                                                          ------------------
EIS and the Company may provide to Newco up to an aggregate maximum amount of U.S.$12 million (excluding paid-in-kind dividends thereon), such funding to be provided by EIS and the Company on a pro rata basis based on their respective equity interests, on a fully-diluted basis, in Newco (the "Development
                                                           -----------
Funding").  In order to ensure the Company has funds available for its share of
-------
the Development Funding, EIS has agreed to purchase from the Company up to U.S.$9.612 million of Series B Preferred Stock at U.S.$1,700.00 per share, subject to the terms and conditions set forth below.

             (1) From time to time at the request of the Company, EIS shall purchase shares of the Series B Preferred Stock, at a price of U.S.$1,700.00 per share (each, a "Purchase"), up to an aggregate of
                                       --------
     5,654.1176 shares (the "Total Commitment"); provided, that the Total
                             ----------------    --------
     Commitment shall be reduced in an amount equal to amounts funded by the Company to Newco as Development Funding (each a "Development Funding
                                                      -------------------
     Contribution") for which a Purchase was not concurrently requested
     ------------
     hereunder. The aggregate amount of Purchases hereunder shall not in any event exceed the amount of Development Funding funded by the Company to Newco (after giving effect to any concurrent Purchase made hereunder and Development Funding Contribution made by the Company) (the "Maximum
                                                                 -------
     Amount").
     ------
             (2) Each Purchase shall be subject to the following terms and conditions:

                 (A) each Purchase shall be made at such time that (x) each Participant (as defined in the JDOA) shall have determined, pursuant to Clauses 6.3 and 6.4 of the JDOA, that Development Funding shall be provided, (y) Newco shall have provided written notice thereof to EIS and to the Company and (z) the Company shall have delivered a written request to EIS in the form attached hereto as Exhibit A-2 with attached thereto an
                                           -----------
     executed copy of the officer's certificate (the "Funding Officer's
                                                      -----------------
     Certificate") attached hereto as Exhibit A-3 (collectively, the "Purchase
     -----------                      -----------                     --------
     Notice") not less than 10 business days prior to the requested P.S. Closing
     ------
     Date;

                 (B) the minimum amount of each Purchase shall be not less than U.S.$500,000, i.e., 294.11765 shares of Series B Preferred Stock (or such lesser amount up to the Maximum Amount or the Total Commitment, as the case may be, if the amount that remains available is less than U.S.$500,000). The Company shall be entitled to request up to four Purchases in any calendar year;

                 (C) each Purchase shall (x) occur only during the Development Period, (y) together with all previous Purchases, not exceed the Total Commitment, and (z) together with all previous Purchases, not exceed the Maximum Amount;

                 (D) at the time of each Purchase, no material breach or default by the Company under any Transactions Document shall have occurred and be continuing;

                 (E) at the time of each Purchase, the representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date made and as of the Closing Date (except those representations and warranties made as of a specific date which need only be true and correct as of such date); and

                 (F) at the time of each Advance, EIS shall have received any required approvals under the Mergers and Takeovers (Control) Acts 1978-1996 (Ireland), the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any other similar law or regulation (collectively, the "Applicable Anti-Trust Laws"); provided, that in the event that EIS shall
      --------------------------    --------
     not have obtained approval under all Applicable Anti-Trust Laws at the time a determination of the necessity of such funding by the Newco Directors and such approval would be required, the Company shall issue to EIS a non-convertible note, in form reasonably satisfactory to EIS and the Company, and the parties hereto shall work together in good faith to agree on an alternative funding mechanism for future borrowings; it being understood that such note shall subsequently be exchanged for the applicable number of shares of Series B Preferred Stock at such time that approval under the Applicable Anti-Trust Laws shall have been obtained.

             (3) On each P.S. Closing Date (A) EIS shall fund the amount set forth in the Purchase Notice by wire transfer of immediately available funds and confirm, in writing, the aggregate number of shares of Series B Preferred Stock outstanding immediately thereafter, (B) the Company shall cause to be delivered to EIS an officers' certificate confirming (x) that the conditions described in clauses (2)(A)-(F) above have been satisfied and (y) the outstanding aggregate principal amount after such wire transfer, and (C) the Company shall furnish such documents and instruments that EIS shall reasonably request, including updates of the Company documents referred to in Section 1(d)(iii)(G).

          (f)  Exemption from Registration; Legend.  The Securities and any
               -----------------------------------
underlying shares of Common Stock will be issued under an exemption or exemptions from registration under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and are also subject to certain rights and obligations
      --------------
set forth herein. Accordingly, the certificates evidencing the Preferred Stock, the Common Stock, the Warrant and any shares of Common Stock or other securities issuable upon the exercise, conversion or exchange of any of the Securities shall, upon issuance, contain a legend, substantially in the form as follows:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE
                                              ---
     SECURITIES LAWS AND NO INTEREST THEREIN MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES SHALL BE EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) SUCH SECURITIES ARE TRANSFERRED PURSUANT TO RULE 144 PROMULGATE UNDER THE ACT (OR ANY SUCCESSOR RULE), OR (3) THE ISSUER OF THESE SECURITIES SHALL HAVE RECEIVED AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THE ISSUER THAT NO VIOLATION OF THE ACT OR SIMILAR STATE SECURITIES LAWS WILL BE INVOLVED IN SUCH TRANSFER.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RIGHTS AND OBLIGATIONS CONTAINED IN THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF JUNE __, 2001, BY AND BETWEEN SAFESCIENCE, INC. AND ELAN INTERNATIONAL SERVICES, LTD.

          Notwithstanding the foregoing, the second paragraph of the foregoing legend shall only be included if then applicable.

          SECTION 2.  Representations and Warranties of the Company.  The
                      ---------------------------------------------
Company hereby represents and warrants to EIS, as of each Closing Date, as follows:

          (a)  Organization and Qualification.  The Company is duly organized,
               ------------------------------
validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to consummate the transactions contemplated hereby. The Company is duly qualified as a foreign corporation and in good standing to do business in each jurisdiction in which the nature of the business conducted or the property owned by it requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, assets, liabilities (contingent or otherwise), operations, condition (financial or otherwise), or prospects of the Company (a "Company
                                                                    -------
Material Adverse Effect").
-----------------------

          (b)  Capitalization.
               --------------

               (i) The authorized capital stock of the Company immediately prior to the Initial Closing, consists of (A) 100,000,000 shares of Common Stock, of which 25,770,403 shares are issued and outstanding, and of which 1,151,230 shares are reserved for issuance upon exercise of options granted to employees, officers, directors and consultants, and (B) 7,500 shares of Series A Preferred Stock, none of which are issued or outstanding, 10,000 shares of Series B Preferred Stock, none of which are issued or outstanding, and 1,117 shares of Series C Preferred Stock, none of which are issued or outstanding.

               (ii) As of the Initial Closing Date, the Company has reserved a sufficient number of shares of Common Stock for issuance upon conversion of the Preferred Stock and exercise of the Warrant (and as pay-in-kind dividends on the Preferred Stock).

               (iii) There are no preemptive rights, voting agreements, rights of first offer or refusal, options, warrants or other conversion or exchange privileges or rights presently outstanding to purchase, subscribe for or otherwise acquire, or any securities convertible into or exercisable or exchangeable for or into, any of the Company's capital stock (collectively, "Preemptive Rights"), except as described on Schedule 2(b)
                     -----------------                           -------------
     attached hereto. There are no agreements to register any of the Company's outstanding securities under U.S. federal securities laws, other than the Company Registration Rights Agreement and except as described on Schedule
                                                                      --------
     2(b).
     ----

               (iv) All of the outstanding shares of capital stock of the Company have been issued in accordance with applicable state and federal laws and regulations (or exemptions therefrom) governing the sale and purchase of securities, except as described on Schedule 2(b), and all of
                                                    -------------
     such shares have been duly and validly issued and are fully paid and non-assessable. The Securities, when issued against payment therefor in accordance with this Agreement (including upon any conversion of any thereof), will be duly and validly issued, fully paid and non-assessable, and the Warrant, when issued against payment therefor in accordance with this Agreement, will be duly and validly issued, and in each case will not be issued in violation of any Preemptive Rights. The shares of Common Stock issuable upon conversion or exercise of the Preferred Stock or the Warrant, or as payment for any required anti-dilution adjustment according to the terms thereto, when issued upon conversion, exercise or in accordance with the terms thereof (the "Underlying Shares"), will be duly and validly
                             -----------------
     issued, fully paid and non-assessable, and will not be issued in violation of any Preemptive Rights.

          (c)  Authorization of Transaction Documents.  The Company has full
               --------------------------------------
corporate power and authority to execute and deliver this Agreement and each of the other Transaction Documents to which it is a party, and to perform its obligations hereunder and thereunder. The execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents to which it is a party (including the issuance and sale of the Securities and the issuance of the Underlying Shares) have been duly authorized by all requisite corporate action by the Company and, when executed and delivered by the Company, this Agreement and each of the other Transaction Documents to which it is a party will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

          (d)  No Violations.  The execution, delivery and performance by the
               -------------
Company of this Agreement and each of the other Transaction Documents to which it is a party (including the issuance and sale of the Securities and the issuance of the Underlying Shares) and the compliance with the provisions hereof and thereof by the Company do not and will not violate, conflict with or constitute or result in a breach of or default under (or an event which with notice or passage of time or both would constitute a default) or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrance (as defined below) upon any properties or assets of the Company under (i) the Articles of Incorporation or bylaws of the Company,
(ii) any applicable law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body applicable to the Company or any of its properties or assets or (iii) any contract, indenture, mortgage, deed of trust, lease, agreement or other instrument, to which the Company is a party or by which the Company or any of its property is bound, except, in each case, where such violation, conflict, breach, default, termination, cancellation, acceleration or Encumbrance would not, individually or in the aggregate, have a Company Material Adverse Effect. As used herein, the term "Encumbrance" shall
                                                            -----------
mean any material lien, charge, encumbrance, claim, option, proxy, pledge, security interest, or other similar right of any nature other than statutory liens securing payments not yet due and payable or due but not yet delinquent.

          (e)  Approvals.  Except as set forth on Schedule 2(e) attached hereto
               ---------                          -------------
and for consent which may be required under any Applicable Anti-Trust Law, no permit, authorization, consent, approval, or order of or by, or any notification of or filing with, any person or entity (governmental or otherwise) is required in connection with the execution, delivery or performance of this Agreement or the other Transaction Documents (including the issuance and sale of the Securities and the issuance of the Underlying Shares) by the Company.

          (f)  Financial Statements.  Schedule 2(f) attached hereto contains (i)
               --------------------   -------------
the audited balance sheets of the Company at December 31, 2000 (the "Last Audit
                                                                     ----------
Date"), and 1999 and the related statements of operations, stockholders' equity
----
(deficit) and cash flows for the years then ended, together with the reports and opinions thereon of Arthur Anderson LLP (the "Audited Financial Statements"),
                                              -----------------------------
and (ii) the unaudited balance sheet of the Company at March 31, 2001 and the related statements of operations and cash flows for the three months then ended (the "Unaudited Financial Statements"; collectively with the Audited Financial
      ------------------------------
Statements, the "Financial Statements").  The Financial Statements are accurate
                 --------------------
and complete and fairly present the financial position of the Company and the results of its operations and its cash flows at such dates and for the periods indicated and were prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be otherwise indicated therein), subject, in the case of the Unaudited Financial Statements, to normal year-end audit adjustments (which shall not be material in the aggregate) and the absence of footnote disclosures. As of the Initial Closing Date, the Company has not incurred and is not liable for any material liabilities or obligations except as set forth on the face of the March 31, 2001 balance sheet or Schedule 2(f).
                                                -------------

          (g)  Taxes.  The Company has filed in a timely manner any federal,
               -----
state, local and foreign tax returns, reports and filings (collectively, "Returns"), including income, franchise, property and other taxes, and has paid
 -------
or accrued the appropriate amounts reflected on such Returns heretofore required to be filed. Except as set forth on Schedule 2(g) attached hereto, none of the
                                     -------------
Returns have been audited or challenged, nor has the Company received any notice of challenge nor have any of the amounts or other data included in the Returns been challenged or reviewed by any governmental authority. Prior to the Initial Closing, the Company provided EIS with true and complete copies of each Return. The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the Initial Closing that is not adequately provided for.

          (h)  Plans.  Except as set forth on Schedule 2(h) attached hereto,
               -----                          -------------
which sets forth an accurate and complete list and description of all employee benefit plans maintained or sponsored by the Company or to which the Company is required to make contributions (the "Benefit Plans"), the Company does not
                                     -------------
maintain, sponsor, is not required to make contributions to or otherwise have any liability with respect to any pension, profit sharing, thrift or other retirement plan, employee stock ownership plan, deferred compensation, stock ownership, stock purchase, performance share, bonus or other incentive plan, severance plan, health or group insurance plan, welfare plan, or other similar plan, agreement, policy or understanding (whether written or oral), whether or not such plan is intended to be qualified under Section 401(a) of the U.S. Internal Revenue Code of 1986, as amended, or within the meaning of Section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended, which plan covers any employee or former employee of the Company. The Benefit Plans have been and are administered in substantial compliance with their terms and the requirements of applicable law.

          (i)  Absence of Certain Events.  Since March 31, 2001, except as
               -------------------------
contemplated by the Transaction Documents or as set forth on Schedule 2(i)
                                                             -------------
attached hereto, (A) the Company has not (i) made, paid or declared any dividend or distribution to any equity holder (in such capacity) or redeemed any of its capital stock, (ii) varied its business plan or practices, in any material respect, from past practices, (iii) entered into any financing, joint venture, license or similar arrangement that would limit or restrict its ability to perform its obligations hereunder and under each of the other Transaction Documents or (iv) suffered or permitted to be incurred any liability or obligation or any Encumbrance against any of its properties or assets that would limit or restrict its ability to perform its obligations hereunder and under each of the other Transaction Documents; and (B) there has not been any change or development which has had, or could reasonably be expected to have, a Company Material Adverse Effect.

          Without limiting the generality of the foregoing, since March 31, 2001, except as set forth on Schedule 2(i), there has not been (1) any lapse of
                             -------------
any of the Company's trade secrets, inventions, patents, patent applications or continuations (in whole or in part), trademarks, trademark registrations, service marks, service mark registrations, copyrights, copyright registrations, or any application therefor or filing in respect thereof (collectively, and together with any and all know-how, trade secrets and proprietary business or technology information, the "Intellectual Property") that could reasonably be
                             ---------------------
expected to result in a Company Material Adverse Effect; (2) any loss of the services of any of the key officers or key employees of the Company; (3) any incurrence of or entry into any liability, mortgage, Encumbrance, commitment or transaction, including without limitation, any borrowing (or assumption or guarantee thereof) or guarantee of a third party's obligations, or capital expenditure (or lease in the nature of a conditional purchase of capital equipment) in excess of U.S.$50,000, other than in the ordinary course of business; (4) any material change by the Company in accounting methods or principles; or (5) any change in the assets, liabilities, condition (financial or otherwise), results or operations or prospects of the Company from those reflected on the Financial Statements, except changes in the ordinary course of business and changes that have not had or could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (j)  No Liabilities.  Since March 31, 2001, the Company has not
               --------------
incurred or suffered any liability or obligation, matured or unmatured, contingent or otherwise, except in the ordinary course of business and except any such liability or obligation that have not had and could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (k)  Properties and Assets; Etc.
               --------------------------

               (i)    Except as set forth on Schedule 2(k) attached hereto, the
                                             -------------
     Company has good and marketable title to its properties and assets shown in the Financial Statements to be owned by the Company, and has valid leasehold interests to the properties and assets shown in the Financial Statements to be leased by the Company, in each case subject to no Encumbrances.

               (ii) The Company owns or possesses sufficient legal rights to use pursuant to license, sublicense, agreement or permission all Intellectual Property used in the operation of its business as presently conducted, in each case, subject to no Encumbrances required to be disclosed in the Financial Statements except as set forth therein, other than any failure to own or possess sufficient legal rights which, individually or in the aggregate, would not have a Company Material Adverse Effect. All of the Intellectual Property which is owned by the Company is owned free and clear of all Encumbrances; none of the Company's rights in or use of the Intellectual Property has been or, to the Company's knowledge, is currently threatened to be challenged; to the Company's knowledge, without making any inquiry other than those, if any, routinely conducted by the Company in the ordinary course of business, no current or currently planned product based upon the Company's Intellectual Property would infringe any patent, trademark, service mark, trade name or copyright of any other person or entity issued or pending on the Closing Date if the Company were to distribute, sell, market or manufacture such products, and the Company is not aware of any actual or threatened claim by any person or entity alleging any infringement by the Company of a patent, trademark, service mark, trade name or copyright possessed by such person or entity. None of such Intellectual Property, whether foreign or domestic, has been canceled, abandoned, or otherwise terminated, other than such cancellations, abandonments or terminations which, individually or in the aggregate, would not have a Company Material Adverse Effect.

               (iii)  Schedule 2(k) lists the material contracts and agreements
                      -------------
     of the Company, and each is a legal and valid agreement binding upon the Company and, to the Company's knowledge, is in full force and effect. To the Company's knowledge, there is no breach or default by any party thereunder except any such breach or default that has not had and could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

               (iv) The Company has and maintains adequate and sufficient insurance, including liability, casualty and products liability insurance, covering risks associated with its business, properties and assets, including insurance that is customary for companies similarly situated.

               (v) The Company, its business and properties and assets are in compliance in all material respects with all applicable statutes, laws and regulations, including without limitation, those relating to (i) health, safety and employee relations, (ii) environmental matters, including the discharge of any hazardous or potentially hazardous materials into the environment, and (iii) the development, commercialization and sale of pharmaceutical and biotechnology products, including all applicable regulations of the U.S. Food and Drug Administration and comparable applicable foreign regulatory authorities and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation, except any such non-compliance that could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or, to the Company's knowledge after reasonable investigation, by any other person or entity on any property owned, leased or used by the Company. For the purposes of the preceding sentence, "Hazardous Materials" shall mean

     (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities, involving hazardous substances, including building materials, or (b) any petroleum products or nuclear materials.

          (l)  Legal Proceedings, etc.  There is no legal, administrative,
               ----------------------
arbitration or other action or proceeding or governmental or investigation pending, or to the Company's knowledge, threatened against the Company, or any director, officer or employee of the Company in their capacities as such that
(i) challenges the validity or performance of this Agreement or the other Transaction Documents or (ii) could reasonably be expected to have a Company Material Adverse Effect, other than the Staff Determination contained in the June 6, 2001 letter received by the Company from the Nasdaq Stock Market. The Company is not in violation of, or default under, any material laws, judgments, injunctions, orders or decrees of any court, governmental department, commission, agency, instrumentality or arbitrator applicable to its business, other than any violations or defaults which, individually or in the aggregate, would not have a Company Material Adverse Effect.

          (m)  Disclosure.  The representations and warranties set forth herein
               ----------
and in the other Transaction Documents, when viewed collectively, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein not misleading in light of the circumstances in which they were made.

          (n)  Brokers or Finders.  There have been no investment bankers,
               ------------------
brokers or finders used by the Company in connection with the transactions contemplated by the Transaction Documents and no persons or entities are entitled to a fee or compensation in respect thereof, other than the Shemano Group and Michaelangelo, LLC.

          (o)  SEC Filings.  Except as set forth on Schedule 2(o) attached
               -----------                          -------------
hereto, the Company has timely filed with the Securities and Exchange Commission (the "SEC") all forms, reports, schedules, statements, exhibits and other
      ---
documents (collectively, the "SEC Filings") required to be filed by the Company
                              -----------
on or before the date hereof. At the time filed, the SEC Filings, including without limitation, any financial statements, exhibits and schedules included therein or documents incorporated therein by reference (i) did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirement of the Securities Act of 1934, as amended (the "Exchange Act"), as the case may be.
                                         ------------

          SECTION 3.  Representations and Warranties of EIS  .  EIS hereby
                      -------------------------------------
represents and warrants to the Company, as of the date hereof, as follows:

          (a)  Organization.  Such Investor is duly organized, validly existing
               ------------
and, where applicable, in good standing under the laws of the jurisdiction of its organization and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to consummate the transactions contemplated hereby. EIS, where applicable, is duly qualified as a foreign corporation and in good standing to do business in each jurisdiction in which the nature of the business conducted or the property owned by it requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, assets, liabilities (contingent or otherwise), operations, condition (financial or otherwise), or prospects of EIS, as applicable (an "EIS Material
                                                                  ------------
Adverse Effect").
--------------

          (b)  Authorization of Transaction Documents.  EIS has full corporate
               --------------------------------------
power and authority to execute and deliver this Agreement and each of the other Transaction Documents to which it is a party, and to perform its obligations hereunder and thereunder. The execution, delivery, and performance by EIS of this Agreement and each other Transaction Document to which it is a party (including the purchase and acceptance of the Securities) have been duly authorized by all requisite corporate action by EIS and, when executed and delivered by EIS, this Agreement and each of the other Transaction Documents to which it is a party will be the valid and binding obligations of EIS, as applicable, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

          (c)  No Violation.  The execution, delivery and performance by such
               ------------
Investor of this Agreement and each other Transaction Document to which it is a party (including the purchase and acceptance of the Securities) and compliance with provisions hereof and thereof by EIS will not violate conflict with or constitute or result in a breach of or default under (or an event which with notice or passage of time or both would constitute a default) or give rise to any right of termination, cancellation or acceleration under (i) the charter or bylaws of EIS, (ii) any applicable law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body applicable to EIS or any of their properties or assets or (iii) any material contract to which EIS is a party, except, in each case, where such violation, breach, default, termination, cancellation or acceleration would not, individually or in the aggregate, have an EIS Material Adverse Effect.

          (d)  Approvals.  Except for consents which may be required under
               ---------
Applicable Anti-Trust Laws, no material permit, authorization, consent, approval or order of or by, or any notification of or filing with, any person or entity (governmental or otherwise) is required in connection with the execution, delivery or performance of this Agreement by EIS or the other Transaction Documents to which it is a party.

          (e)  Investment Representations.
               --------------------------

               (i) EIS is sophisticated in transactions of this type and capable of evaluating the merits and risks of the transactions described herein and in the other Transaction Documents to which it is a party, and has the capacity to protect its own interests. EIS has not been formed solely for the purpose of entering into the transactions described herein and therein and is acquiring the Securities (and the Underlying Shares) for investment for its own account, not as a nominee or agent, and not with the view to, or for resale, distribution or fractionalization thereof, in whole or in part, and no other person (other than Elan) has a direct or indirect interest, beneficial or otherwise in the Securities (or the Underlying Shares); provided, that EIS shall be permitted to convert or exchange such
     --------
     Securities in accordance with their terms.

               (ii) EIS has not and does not intend to enter into any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or pledge the Securities (or the Underlying Shares), other than to an affiliate of EIS.

               (iii) EIS acknowledges its understanding that the private placement and sale of the Securities (and the Underlying Shares) is exempt from registration under the Securities Act. In furtherance thereof, EIS represents and warrants that it is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act, has the financial ability to bear the economic risk of its investment, has adequate means for providing for its current needs and personal contingencies and has no need for liquidity with respect to its investment in the Company.

               (iv) EIS agrees that it shall not sell or otherwise transfer any of the Securities (or the Underlying Shares) without registration under the Securities Act, pursuant to Rule 144 (or any successor rule) under the Securities Act or pursuant to an opinion of counsel reasonably satisfactory to the Company that no violation of the Securities Act will be involved in such transfer, and fully understands and agrees that it must bear the total economic risk of its purchase for an indefinite period of time because, among other reasons, none of the Securities (or the Underlying Shares) have been registered under the Securities Act or under the securities laws of any applicable state or other jurisdiction and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless subsequently registered under the Securities Act and under the applicable securities laws of such states or jurisdictions or an exemption from such registration is available. EIS understands that the Company is under no obligation to register the Securities (or the Underlying Shares) on its behalf with the exception of certain registration rights with respect to certain of the Securities (and the Underlying Shares), as provided in the Company Registration Rights Agreement. EIS understands the lack of liquidity and restrictions on transfer of the Securities (and the Underlying Shares) and that this investment is suitable only for a person or entity of adequate financial means that has no need for liquidity of this investment and that can afford a total loss of its investment.

          (f)  Legal Proceedings; Etc.  There is no legal, administrative,
               ----------------------
arbitration or other action or proceeding or governmental investigation pending, or to the knowledge of EIS threatened, against EIS or its affiliates that challenges the validity or performance of this Agreement or the other Transaction Documents to which such Investor is a party.

          (g)  Brokers or Finders.  There have been no investment bankers,
               ------------------
brokers or finders used by EIS or its affiliates in connection with the transactions contemplated by the Transaction Documents and no persons or entities are entitled to a fee or compensation in respect thereof.

          SECTION 4.  Covenants of the Parties.
                      ------------------------

          (a)  Certain Covenants.  From and after the Initial Closing Date and
               -----------------
until the earlier to occur of the exercise or expiration of the Exchange Right (as such term is defined in Section 5(c) hereof), the Company shall not without the prior written consent of EIS: (i) sell, transfer, encumber, pledge or otherwise affect, in any respect, the Newco Preferred Shares transferable to EIS upon exercise by EIS of the Exchange Right; or (ii) affect, in any respect, the Company's ability to permit EIS to exercise the Exchange Right in full, as provided herein; or (iii) enter into any material transaction with a director, officer or more than 20% beneficial owner of Common Stock other than on an arm's-length basis; or (iv) otherwise vary in any material respect its business, business plan or method or lines of business; provided, however that the Company may sell its consumer and industrial business area, agricultural business area, or specific assets of such business areas on 20 days' prior written notice to EIS.

          (b)  Fully-diluted Stock Ownership.  Notwithstanding any other
               -----------------------------
provision of this Agreement, in the event that EIS shall have determined that at any time it (together with its affiliates, if applicable) hold or have the right to receive Common Stock (or securities or rights, options or warrants exercisable, exchangeable or convertible for or into Common Stock) representing in the aggregate in excess of 9.9% of the Company's outstanding Common Stock on a fully-diluted basis, EIS shall have the right to elect to convert all or any part of the Securities or the Underlying Shares into other preferred, non-voting securities of the Company (on terms mutually satisfactory to EIS and SafeScience and no more favorable than the Securities or the Underlying Shares being so converted by EIS) such that EIS and its affiliates will not directly or indirectly own more than 9.9% of the Common Stock (in aggregate) for a period of at least two years from the Initial Closing Date. In the event that EIS shall elect such conversion, EIS and its affiliates shall retain the right to transfer all or a portion of such securities (including the Common Stock issuable upon conversion thereof) to its affiliates. Each of the Company and EIS shall use commercially reasonable efforts to promptly effect such transactions and any required subsequent conversions or adjustments to the securities position of EIS, on a quarterly basis, within 15 business days of the end of each of EIS's fiscal quarters.

          (c)  Use of Proceeds.  The Company shall use the proceeds of (i) the
               ---------------
issuance and sale of the Series A Preferred Stock solely to meet its initial capitalization obligations to Newco as described in the JDOA; (ii) the issuance and sale of the Common Stock and Series C Preferred Stock for general working capital purposes and (iii) the issuance and sale of the Series B Preferred Stock solely to make a substantially concurrent Developmental Funding Contribution to Newco, as described Section 1(e), and, in each case, for no other purpose.

          (d)  Confidentiality; Non-Disclosure.  Prior to issuing the initial
               -------------------------------
press release or public disclosure in respect of this Agreement or the transactions contemplated hereby (the "Initial Press Release"), the party
                                       ---------------------
proposing such issuance shall obtain the consent of the other party to the contents thereof, which consent shall not be unreasonably withheld or delayed. Thereafter, the Company may issue press releases made in the ordinary course of its business, referring to research collaborations involving the Company, and which do not differ from or go beyond the terms of the Initial Press Release (except that no quotes from EIS shall be repeated) unless required by applicable law, without obtaining the consent of the other parties to the contents thereof; provided, that any other type of press release or public
                  --------
disclosure by the Company in respect of this Agreement or the transactions contemplated hereby, unless required by applicable law, will require the consent of EIS to the contents thereof, which consent shall not be unreasonably withheld or delayed; it being understood that if such second party shall not have responded to such consent request within three business days, such consent shall be deemed given.

          (e) Further Assurances.  From and after the date hereof, each of the
              ------------------
parties hereto agree to do or cause to be done such further acts and things and deliver or cause to be delivered to each other such additional assignments, agreements, powers and instruments, as each may reasonably require or deem advisable to carry into effect the purposes of this Agreement and the other Transaction Documents.

          SECTION 5.  Certain Rights of EIS.
                      ---------------------

          (a) Right of First Refusal on Certain Issuances. Until the fourth
              -------------------------------------------
anniversary of the Initial Closing Date, EIS shall have the right (but not the obligation) to participate in any equity financing, any financing involving securities convertible or exchangeable for equity, or any grant of options, warrants or other rights to purchase any capital stock of the Company or any security convertible or exchangeable for any capital stock of the Company ("Rights"), in each case, consummated, or proposed to be consummated, by the
  ------
Company, on the same or monetarily equivalent terms and conditions offered to the other proposed investors in such financing or recipient of such grant (the "Right of First Refusal"). If, in connection with such an issuance, securities
 ----------------------
are to be issued and sold for consideration other than cash, then the Board (as defined in Section 5(b) below) shall, in good faith, determine the fair market value of such non-cash consideration, subject to EIS's reasonable approval (provided, that if EIS shall not approve such valuation, the Company and EIS
 --------
shall agree upon a third party appraiser who shall determine the cash valuation of such non-cash consideration), and offer to sell the subject securities as set forth herein for the cash equivalent of such non-cash consideration. Notice of such a proposed offering shall be given by the Company to EIS at least 30 days prior to the closing of such financing (the "New Issue Notice") and shall state
                                             ----------------
the Company's bona fide intent to offer such securities or Rights, the number of securities or Rights to be offered (a calculation of the number of shares of Common Stock into which such securities may be converted or exchanged or such Rights may be exercised), the identity of the parties to whom such securities or Rights are being offered, and the price and terms, if any, upon which it proposes to offer such securities. The Right of First Refusal may be exercised by EIS, in whole or in part, at any time within the 15 day period after receipt of the New Issue Notice by delivery to the Company of a writing notifying the Company of such exercise. If the proposed offering of securities is altered in any material respect, the Company shall send to EIS a revised New Issue Notice and EIS shall respond thereto, each within a 15 day period commencing upon receipt of such revised notice. If EIS elects not to exercise the Right of First Refusal, the Company may sell such securities and/or grant such Rights to the parties set forth in the New Issue Notice, at any time within 60 days of the expiration of the applicable 15-day period, on terms no more favorable to the offerees than as set forth in the New Issue Notice; provided that if such
                                                    --------
offering is not completed within such 60-day period, such offering shall again be subject to such Right of First Refusal and the Company shall comply with the terms of this Section 5(a). The Right of First Refusal shall not apply to (i) offering under a stock option or similar plan approved by the Board for the benefit of its officers, directors, employees and/or consultants as of the Initial Closing Date or approved by the Board (including the director nominated by EIS), after the Initial Closing Date, (ii) asset or company acquisition by merger or purchase of substantially all of the assets or stock of such Company paid for, in whole or in part, in shares of Common Stock that do not exceed, in the aggregate, 10% of the outstanding shares of Common Stock on an as-converted basis as of the Initial Closing Date, or (iii) any securities issued pursuant to the exercise of currently outstanding options, warrants or other written agreements. The Right of First Refusal shall automatically convert into a preemptive right (and thereafter terminate) at such time as the Company's Articles of Incorporation do not prohibit the granting of preemptive rights. Such preemptive right shall continue through the fourth anniversary of the Initial Closing Date and enable EIS and its affiliates to maintain their pro rata, fully diluted interest in the Company, based on the number of shares of Common Stock owned by EIS and its affiliates, assuming conversion or exercise of all Securities with respect to transactions to which the Right of First Refusal was formerly applicable.

          (b) Board Seat Rights.
              -----------------

              (i) For as long as EIS and/or its affiliates, directly or indirectly, collectively own at least 10% of the Common Stock (assuming the exercise, conversion or exchange thereof by EIS and its affiliates but not of any other securities convertible, exercisable or exchangeable into Common Stock), EIS shall be entitled to nominate one member to the Company's board of directors (the "Board"). In connection with the foregoing, the Company will take
                -----
all necessary and/or appropriate steps to effect such appointment and any appointment of an EIS designated replacement, including, without limitation, using its best efforts to promote the election of an EIS designee by the then current Board and the inclusion of the EIS designee as part of the management recommended slate of directors presented at any regular or special meeting or consent of the stockholders of the Company at which directors of the Company are to be elected. Notwithstanding the forgoing provisions of this Section 5(b), the EIS director shall not in any event have greater than 15% of the voting power on the Board during the period from the date of Closing through the second anniversary thereof and if there are fewer then six members on the Board, (x) EIS shall not be entitled to appoint a director and shall be entitled to an observer instead and (y) at the next regularly-scheduled meeting of stockholders after the date hereof, the Company shall cause the Board to be expanded to at least six members, at which time EIS shall be entitled to appoint its director. The Company will take all necessary or appropriate steps to effect the appointment and any replacement of EIS's designee.

              (ii) The Company shall reimburse EIS's designee, whether or not serving as a member of the Board, for his or her out-of-pocket expenses reasonably incurred in connection with his or her attendance of the Board meetings.

          (c) Conversion and Exchange Rights. The Company acknowledges that the
              ------------------------------
Certificate of Designations sets forth certain rights of the holders of shares of Series A Preferred Stock to convert such shares of Preferred Stock into newly issued fully paid, non-assessable shares of Common Stock, or to exchange such of Series A Preferred Stock (or the shares of Common Stock into which such shares of Series A Preferred Stock were converted under certain specified circumstances) for the Newco Preferred Shares issued to the Company on the Initial Closing Date (including stock distributions and dividends issued thereon and securities into which such Newco Preferred Shares were converted, the "Exchange Shares") (the "Exchange Right"), and agrees that it
                ---------------         --------------
will not take any action which would impair such rights other than as otherwise permitted by the provisions thereof.

          (d) Make-Whole. If EIS shall have exercised its Exchange Right (as
              ----------
such term is defined in the Company's articles of incorporation as amended on the Initial Closing Date), EIS, pursuant to Section 5(c), shall cause to be paid to the Company within 30 days of such exercise, an amount equal to 30.1% of the aggregate amount of the Development Funding actually provided by each of the parties to Newco from and after the Initial Closing Date through the date of such exercise (the "Make-Whole Amount"). EIS may pay the Make-Whole Amount
                    -----------------
payable upon such exercise, at its option, either (i) in cash, which cash payment shall include any interest thereon actually paid by the Company in cash up to the rate of interest charged hereunder (ii) by the Company canceling shares of Series B Preferred Stock, including accrued and unpaid dividends thereon (which shall not be declared and shall not be due), at a value of U.S.$1,700.00 per share so canceled, or (iii) in a combination of (i) and (ii). If the payment of the Make-Whole Amount, or any portion of the Make-Whole Amount, is effected by such cancellation, such payment shall be evidenced in writing by an appropriate written instrument reasonably satisfactory to the Company and EIS.

          (e) Required Conversion. In the event of a Required Conversion (as
              -------------------
defined in the Certificate of Designations), the Common Stock delivered upon such conversion shall have the benefit of the Exchange Right identical to that with respect to the Series A Preferred Stock so converted and shall be evidenced by a security substantially in the form of Exhibit B.
                                           ---------

          SECTION 6.  Pledge of and Charge Over Exchange Shares. As continuing
                      -----------------------------------------
security for the Company's obligations pursuant to the Exchange Right, the Company, as the legal and beneficial owner of the Exchange Shares hereby pledges, assigns, sets over charges by way of a first fixed charge in favor of, and grants a security interest to EIS in respect of all of the Company's right, title and interest in and to all Exchange Shares deliverable by the Company upon exercise of the Exchange Right for such period of time as the Exchange Right shall be exercisable. The Company shall cause to be delivered to EIS all of the certificates together with duly executed stock powers in favor of EIS evidencing such shares, and cause to be filed with the Secretaries of State of the Commonwealth of Massachusetts and the State of Nevada an appropriate UCC-1 financing statement in respect of such pledge, assignment or setting over, and take all other necessary, appropriate and customary actions in connection therewith or otherwise reasonably requested by EIS, including, without limitation, to the extent necessary, the filing of particulars of the charge with the Bermuda Registrar of Companies pursuant to the terms of the Bermuda Companies Act 1981. Such pledge shall be governed by the applicable provisions of the UCC (as defined in Section 7). Upon exercise of the Exchange Right, EIS shall be entitled to keep and retain such share certificates, which shall then be owned by EIS in accordance with the terms thereof. Until such time period EIS exercises the Exchange Right, the Company shall retain all rights in and to the pledged Exchange Shares (including without limitation all voting, dividend, liquidation and other rights), subject only to this pledge, the JDOA and the Security Interests (as defined in Section 7 hereof) granted in favor of EIS pursuant to Section 7 hereof.

          SECTION 7.  Security Interest. (a) Certain Definitions. For purposes
                      -----------------      -------------------
of this Section 7, the following definitions shall apply:

          "Proceeds" means all proceeds of, and all other profits, products,
           --------
rents or receipts, in whatever form, arising from the sale, exchange, assignment, or other disposition of the Collateral (as defined in Section 7(b) below).

          "Secured Obligations" means the Company's obligations hereunder and in
           -------------------
the Certificate of Designations in respect of the Exchange Right.

          "Security Interests" means the security interests in the Collateral
           ------------------
(as defined in Section 7(b)) granted hereunder securing the Secured Obligations.

          "UCC" means the Uniform Commercial Code as in effect on the date
           ---
hereof in the State of New York; provided, that if by reason of mandatory
                                 --------
provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect is such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

          (b) Grant of Security Interest. As continuing security for the full
              --------------------------
and punctual payment of the Secured Obligations in accordance with the terms thereof, the Company hereby charges by way of a first fixed charge in favor of EIS in respect, and grants to EIS a continuing security interest in and to all, of the Exchange Shares, owned or held by the Company and any other capital stock of Newco that is acquired in the future by the Company or any affiliates of the Company in respect of the Exchange Shares (the "Collateral"), and all Proceeds
                                                ----------
of all or any of the Collateral.

          (c) Covenants and Representations Regarding Security Interest.
              ---------------------------------------------------------

              (i) The Security Interests constitute valid security interests under the UCC securing the Secured Obligations. When UCC financing statements shall have been filed in the appropriate UCC filing offices for a debtor with a chief executive office and principal place of business located in the County of Suffolk, of the Commonwealth of Massachusetts, the Security Interests shall constitute perfected security interests in the Collateral, prior to all other Encumbrances and rights of others therein, except as otherwise provided in Section 6.

              (ii) The Company will not change its name, identity or corporate structure in any manner unless it shall have given EIS prior written notice thereof. The Company will not change the location of (i) its chief executive office or principal place of business or (ii) the locations where it keeps or holds any Collateral or any records relating thereto unless it shall have given EIS prior written notice thereof. The Company shall not in any event change the location of any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

              (iii) The Company will, from time to time (and will, as of the Initial Closing Date) at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financings or continuation statements under the UCC and the filing of particulars of the charge with the Bermuda Registrar of Companies pursuant to the terms of the Bermuda Companies Act 1981) that from time to time may be necessary or desirable, or that EIS may reasonably request, in order to create, preserve, perfect, confirm or validate the Security Interests, or to enable EIS to exercise or enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Company hereby authorizes EIS to execute and file financing statements or continuation statements without the Company's signature appearing thereon. The Company agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

          (d) Remedies. If any event of default or breach relating to the
              --------
Exchange Right has occurred and is continuing, EIS may exercise all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised). EIS may be the purchaser of any or all of the Collateral so sold at any public sale. The Company will execute and deliver such documents and take such other action as EIS deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale, the Collateral shall be delivered, assigned and transferred to EIS. At any such sale, EIS shall hold the Collateral absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Company which may be waived, and the Company, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted.

          (e) Termination of Security Interest. Upon the repayment,
              --------------------------------
performance in full or termination of all Secured Obligations, the Security Interests shall terminate and all rights to the Collateral shall revert to the Company (except as otherwise provided in Section 6 hereof). Upon such termination, EIS shall take, at the Company's expense, all commercially reasonable actions reasonably requested by the Company to effect and evidence the termination of the Security Interests, including, without limitation, the preparation and filing of any UCC-3 termination statements.

          SECTION 8.  Survival and Indemnification.
                      ----------------------------

          (a) Survival. For the purposes of this Section, the representations
              --------
and warranties of the Company and EIS contained herein shall survive for a period of 24 months from and after the date hereof.

          (b) Indemnification. In addition to all rights and remedies
               ---------------
available to the parties hereto at law or in equity, each party hereto (in such capacity, "Indemnifying Party") shall indemnify the other party, its respective
           ------------------
stockholders, officers, directors, employees, agents, representatives, affiliates and successors and assigns (each, an "Indemnified Person"), and save
                                                 ------------------
and hold each Indemnified Person harmless from and against and pay on behalf of or reimburse each such Indemnified Person, as and when incurred, for any and all loss, liability, demand, claim, action, cause of action, cost, damage, deficiency, tax, penalty, fine or expense, whether or not arising out of any claims by or on behalf of such Indemnified Person or any third party, including interest, penalties, reasonable attorneys' fees and expenses and all reasonable amounts paid in investigation, defense or settlement of any of the foregoing (including all reasonable attorneys' fees and expenses incurred in connection with the enforcement of this Section 8) (collectively, "Losses"), that any such
                                               ------
Indemnified Person may suffer, sustain incur or become subject to, as a result of, in connection with, relating or incidental to or by virtue of:

              (i) any misrepresentation or breach of warranty on the part of the Indemnifying Party under Sections 2 or 3 of this Agreement or any of the other Transaction Documents (it being understood that neither the Company nor EIS shall be responsible for any such misrepresentation or breach of warranty by Newco); or

              (ii) any nonfulfillment, default or breach of any covenant or agreement on the part of the Indemnifying Party under Sections 4, 6 or 7 of this Agreement.

          (c) Maximum Recovery. Notwithstanding anything in this Agreement to
              ----------------
the contrary, in no event shall the Indemnifying Party be liable for indemnification under this Section 8 in an amount in excess of the aggregate of the purchase price paid for the Securities, the Warrant and including Purchases made in respect of the Series B Preferred Stock. No Indemnified Person shall assert any such claim unless Losses in respect thereof incurred by any Indemnified Person, when aggregated with all previous Losses hereunder, equal or exceed U.S.$50,000, but at such time that an Indemnified Person is entitled to assert a claim, such claim shall include all Losses covered by this Section 8.

          (d) Investigation. All indemnification rights hereunder shall survive
              -------------
the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, irrespective of any investigation, inquiry or examination made for or on behalf of, or any knowledge of the Indemnified Person or the acceptance of any certificate or opinion.

          (e) Contribution. If the indemnity provided for in this Section 8
              ------------
shall be, in whole or in part, unavailable to any Indemnified Person, due to
Section 8(b) being declared unenforceable by a court of competent jurisdiction based upon reasons of public policy, so that Section 8(b) shall be insufficient to hold each such Indemnified Person harmless from Losses which would otherwise be indemnified hereunder, then the Indemnifying Party and the Indemnified Person shall each contribute to the amount paid or payable for such Loss in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Person on the other, but also the relative fault of the Indemnifying Party and be in addition to any liability that the Indemnifying Party may otherwise have. The indemnity, contribution and expense reimbursement obligations that the Indemnifying Party has under this Section 8 shall survive the expiration of the Transaction Documents. The parties hereto further agree that the indemnification and reimbursement commitments set forth in this Agreement shall apply whether or not the Indemnified Person is a formal party to any such lawsuit, claims or other proceedings.

          (f) Limitation. This Section 8 is not intended to limit the rights
              ----------
or remedies otherwise available to any party hereto with respect to this Agreement or the Transaction Documents.

          SECTION 9.  Notices. All notices, demands and requests of any kind to
                      -------
be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally or hand delivered or if sent by an internationally-recognized overnight delivery courier or by registered or certified mail, return receipt requested and postage prepaid, or by facsimile transmission addressed as follows:

          (i)   if to SafeScience, Inc.:

                SafeScience, Inc.
                Park Square Building
                31 St. James Avenue, 8/th/ Floor
                Boston, Massachusetts 02116
                Attention: Chief Executive Officer
                Facsimile: (617) 422-0675

                with a copy to:

                McDermott, Will & Emery
                50 Rockefeller Plaza
                New York, New York 10020
                Attention: Cheryl Reicin
                Facsimile: (212) 547-5444

          (ii)  if to EIS, to:

                Elan International Services, Ltd.
                102 St. James Court
                Flatts, Smiths Parish
                Bermuda FL 04
                Attention:  Chief Executive Officer
                Facsimile:  (441) 292-2224

          with a copy to:

                Reitler Brown LLC
                800 Third Avenue
                New York, New York  10022
                Attention:  David Robbins
                Facsimile:  (212) 371-5500

or to such other address as the party to whom notice is to be given may have furnished to the other party hereto in writing in accordance with provisions of this Section 9. Any such notice or communication shall be deemed to have been effectively given (i) in the case of personal or hand delivery, on the date of such delivery, (ii) in the case of an internationally-recognized overnight delivery courier, on the second business day after the date when sent, (iii) in the case of mailing, on the fifth business day following that day on which the piece of U.S. mail containing such communication is posted, and (iv) in the case of facsimile transmission, the date of telephone confirmation of receipt.

         SECTION 10. Entire Agreement. This Agreement and the other Transaction
                     ----------------
Documents contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties with respect thereto.

         SECTION 11. Amendments and Waiver. This Agreement may not be modified
                     ---------------------
or amended, or any of the provisions hereof waived, except by written agreement of the Company and EIS dated after the date hereof.

         SECTION 12. Counterparts and Facsimile. The Transaction Documents may
                     --------------------------
be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. Each of the Transaction Documents may be signed and delivered to the other party by facsimile transmission; such transmission shall be deemed a valid signature.

         SECTION 13. Headings. The section and paragraph headings contained in
                     --------
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of the Agreement.

         SECTION 14. Governing Law; Disputes. This Agreement shall be governed
                     -----------------------
by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws. Any dispute under the Transaction Documents that is not settled by mutual consent shall be finally adjudicated by any federal or state court sitting in the City, County and State of New York, and each party consents to the exclusive jurisdiction of such courts (or any appellate court therefrom) over any such dispute.

         SECTION 15. Expenses. Except as provided in Section 8 hereof, each of
                     --------
the parties shall be responsible for its own costs and expenses incurred in connection with the transactions contemplated hereby and by the other Transaction Documents.

         SECTION 16. Exhibits and Schedules. The exhibits to and schedules
                     ----------------------
delivered by or on behalf of any party in connection with this Agreement are an integral part of this Agreement, and any statements contained in such schedules shall be deemed to be representations and warranties under this Agreement.

         SECTION 17. Assignments. This Agreement and all of the provisions
                     -----------
hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. All or any part of this Agreement may be assigned by EIS and its permitted assigns to its affiliates and subsidiaries, as well as any special purpose financing or similar vehicle established by EIS. Other than as set forth above, no party shall assign all or any part of this Agreement without the prior written consent of the other party.

          SECTION 18. Severability. In case any provision of this Agreement
                      ------------
shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be in any way affected or impaired thereby.

                           [Signature page follows]

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first written above.

                                       SAFESCIENCE, INC.


                                       By:   /s/ Bradley J. Carver
                                            ---------------------------
                                            Name: Bradley J. Carver
                                            Title: President and CEO


                                       ELAN INTERNATIONAL SERVICES, LTD.


                                       By:   /s/ Debra Moore Boryj
                                            ---------------------------
                                            Name:  Debra Moore Boryj
                                            Title: Vice President

                                  EXHIBIT A-1

                      FORM OF CERTIFICATE OF DESIGNATIONS

                                  EXHIBIT A-2

                         FORM OF NOTICE OF REQUEST FOR
                     PURCHASE OF SERIES B PREFERRED STOCK

Date: _________, 200__

To:   Elan International Services, Ltd.

From: SafeScience, Inc.

Re:   Request for Purchase of Series B Preferred Stock

--------------------------------------------------------------------------------

          Pursuant to Section 1(e) of the Securities Purchase Agreement between (the "Company") and Elan International Services, Ltd., dated June 22, 2001 (as
      -------
amended at any time, the "Purchase Agreement"), the Company hereby notifies EIS
                          ------------------
of its request for a purchase of Series B Preferred Stock as amended at any time, in the amount of U.S.$__________ on __________, 200__ (the "P.S. Closing
                                                                  ------------
Date"). Please provide funding on the Closing Date in the requested amount to
----
the Company in accordance with the following wire instructions:

                                       [wire instructions:
                                       Bank Name: ______________________
                                       ABA No.: ________________________
                                       Acct. No.: ______________________
                                       For credit to: __________________]

          After giving effect to the requested disbursement, total Purchases (as defined in the Purchase Agreement) shall equal U.S. $___________.

                                       SAFESCIENCE, INC.


                                       By: _____________________________
                                           Name:
                                           Title:

                                  EXHIBIT A-3

                         FORM OF OFFICER'S CERTIFICATE


OFFICER' CERTIFICATE
--------------------

          The undersigned, [__________________] being the [title of officer] of SafeScience, Inc., a Nevada corporation (the "Company"), does hereby certify on
                                              -------
behalf of the Company under Section 1(e) of the Securities Purchase Agreement, as amended at any time, the "Securities Purchase Agreement"), dated as of 2001,
                             -----------------------------
between Elan International Services, Ltd., a Bermuda exempted limited liability company, and the Company, as follows (capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement):

1. As of the date of this Officer's Certificate, the Company is not in default or breach in any respect under any of the terms and provisions of the Securities Purchase Agreement, the JDOA or any other Transaction Document;

2.  The representation and warranties made by the Company referenced in clause
    (1)(e)(2)(E) of the Securities Purchase Agreement are true and correct as at the times specified therein; and

3. The purchase of shares of Series B Preferred Stock requested in connection with this Officer's Certificate (a) is in respect of the Securities Purchase Agreement and the JDOA in the amount of U.S.$[_____] as approved by the appropriate parties as provided therein, respectively, and (b) is in compliance with applicable laws and regulations and no regulatory approval therefor (that has not been obtained) is required in connection therewith.

4. The aggregate amount of outstanding shares of Series B Preferred Stock is [____] after the requested wire transfer.

5. The Company will notify EIS in writing of any information or change in circumstances that may arise between the date hereof and the date of the funding requested in connection herewith if such shall make any of the certifications herein to be untrue or misleading.

          In Witness Whereof, the undersigned has executed this Officer's Certificate on the [___] day of [_____________], 200[_].


                                       ________________________________
                                       [___________________]
                                       [___________________]

                                   EXHIBIT B

                          FORM OF RIGHTS CERTIFICATE


Certificate No. R-                                                _______ Rights


Date of Issuance:  ___________, 200__


                               SAFESCIENCE, INC.

                               Rights Certificate


          This certifies that __________________, or registered assigns, is the registered owner of the number of Rights set forth above, which entitles the owner thereof, subject to the terms, provisions and conditions set forth herein, to acquire from SafeScience, Inc. (the "Corporation") at any time after the date
                                        -----------
of issuance hereof [_____]shares of non-voting convertible preference shares (as adjusted for any combinations or divisions or similar recapitalizations) of SafeScience Newco, Ltd.., a Bermuda exempted limited liability company

("Newco"), held by the Corporation (or, if such preference shares have been
  -----
converted by the Corporation pursuant to the terms thereof, the securities issued upon such conversion) (the "Newco Preferred Shares") in exchange for
                                   ----------------------
tendering this certificate and all shares of the Corporation's Common Stock (as defined in the Corporation's Certificate of Incorporation) issued upon conversion of the Series A Preferred Stock (as adjusted for any combinations or divisions or similar recapitalizations).

          In order to exercise the Right, the holders shall provide written notice thereof to the Corporation, setting forth (a) the fact that such holders intend to exercise the Right, and (b) the proposed date for such exercise (the "Exercise Date"), which shall be between 10 and 30 days after the date of such
 -------------
notice, provided, however, that if the Corporation shall deliver the holders a
        --------  -------
written request to delay the date for such exercise by no more than 45 days, the Exercise Date will be as set forth in that request. On the Exercise Date, (y) the holders shall tender their shares of Common Stock to the Corporation for cancellation, and (z) the Corporation shall cause to be delivered to Elan International Services, Ltd., acting on behalf of such holders, such shares of Newco. The holders and the Corporation shall take all other necessary or appropriate actions in connection with or to effect such closing.

          This Right Certificate, upon surrender, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Newco Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase.

          The Rights evidenced by this Certificate may be exercised in whole and not in part.

          No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Newco Preferred Shares or of any other securities of Newco which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of Newco or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting stockholders, or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised.

          The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such action as may be necessary or appropriate in order to protect the exchange right of the holders of this Rights Certificate against impairment.

          If the Corporation is unable or shall fail to discharge its obligations hereunder (an "Obligation"), such Obligation shall be discharged as
                           ----------
soon as the Corporation is able to discharge such Obligation. If and so long as such Obligation with respect to this Rights Certificate shall not be fully discharged, the Corporation shall not directly or indirectly, redeem, purchase, or otherwise acquire any classes or series of its preferred stock or common stock ("Capital Stock") or discharge any mandatory or optional redemption,
        -------------
sinking fund or other similar obligation in respect of any such Capital Stock.

          Without limiting the foregoing, the holder of this Rights Certificate shall be entitled to the benefits of that certain Securities Purchase Agreement, dated as of June __, 2001, between SafeScience and Elan International Services, Ltd., a Bermuda exempted limited liability company.

          WITNESS the facsimile signature of the proper officer of the Corporation.

                                       SAFESCIENCE, INC.


                                       By:  ________________________________
                                            Name:
                                            Title: